UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                                  CINTEL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada               333-100046             52-2360156
          ------               ----------             ----------
     (State or Other           (Commission         (I.R.S. Employer
     Jurisdiction of           File Number)       Identification Number)
      Incorporation)

         9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
         --------------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (502) 657-6077
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2006, Cintel Corp. (the "Company") sold an aggregate of $15,284,295 principal amount in convertible bonds (the "Convertible Bonds").
The Convertible Bonds do not bear interest if converted into shares of the Company's common stock. If Convertible Bonds are not converted, then the Company shall pay interest at the rate of 8% per annum provided that Phoenix Semiconductor Telecommunication (Suzhou) Co., Ltd. generates total revenues of USD$65,8000,000 and ordinary profit of USD$6,800,000 in 2007 and total revenue of USD$95,400,000 and ordinary profit of USD$10,600,000 in 2008. If the foregoing milestones are not achieved, interest shall be calculated and 10% per annum. Interest shall be due and payable in cash on the maturity date of October 30, 2011. The Convertible Notes are convertible into the Company's common stock at any time after issuance through the date that is one month prior to the maturity date, at a conversion price $0.50 per share.

If at any time the Company determines to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), other than on Form S-4 or S-8, the Company must provide written notice of such determination to the holders of the Convertible Notes. If within 15 days after such notice the holders so request in writing, the Company must include the shares of common stock issuable upon conversion of the Convertible Notes in such registration statement. The sale of the Convertible Notes was exempt from registration requirements pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number  Description
--------------  -----------
10.1 Convertible Bonds Subscription Agreement between the Company and Axlon Corporation dated October 24, 2006
10.2 Convertible Bonds Subscription Agreement between the Company and Emerging Memory & Logic Solutions, Inc. dated October 24, 2006
10.3 Convertible Bonds Subscription Agreement between the Company and KTB China Optimum Fund dated October 24, 2006
10.4 Convertible Bonds Subscription Agreement between the Company and STS Semiconductor & Telecommunications Co. Ltd. dated October 24, 2006

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            CINTEL CORP.


Dated: October 30, 2006     By:   /s/ Sang Don Kim
                                  Name: Sang Don Kim
                                  Title: Chief Executive Officer


                                        3